Interest and Other Income	12 Months Ended
Dec. 31, 2018
Text Block1 [Abstract]
Interest and Other Income

5 INTEREST AND OTHER INCOME

	$ million
	2018	2017	2016
Interest income	772	677	451
Dividend income (from investments in equity securities)	104	375	264
Net gains on sale and revaluation of non-current assets and businesses	3,265	1,640	2,141
Net foreign exchange (losses)/gains on financing activities	(174)	(453)	343
Other	104	227	(302)
Total	4,071	2,466	2,897

In 2018, net gains on sale of non-current assets and businesses arose mainly in respect of gains on the sale of Integrated Gas assets in Thailand, Malaysia, Oman and New Zealand, as well as Upstream assets in Iraq and Malaysia and a Downstream divestment in Argentina partially offset by a charge related to the disposal of our Upstream assets in Ireland.

In 2017, net gains on sale of non-current assets and businesses arose mainly in respect of gains on the sale of Upstream assets in the UK and the USA as well as Downstream assets in Australia and Saudi Arabia, partly offset by a loss on the Motiva transaction. Net foreign exchange losses on financing activities in 2017 includes a charge of $545 million from the release of cumulative currency translation differences following the restructuring of funding for our North America businesses.

In 2016, net gains on sale of non-current assets and businesses arose mainly in respect of Upstream assets in North America and Downstream assets in Denmark and Japan. In addition, in respect of a decrease in Shell’s interest in Woodside Petroleum Limited, a revaluation gain of $293 million was recognised and a gain of $358 million on the related release of cumulative currency translation differences was recognised in net foreign exchange gains on financing activities. Other mainly relates to the write down of an investment in securities.

Other net foreign exchange losses of $210 million in 2018 (2017: $47 million; 2016: $49 million) were included in purchases.